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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             EDISON MISSION ENERGY

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Edison Mission Energy (the "Company") made pursuant to the
Prospectus, dated     , 2001 (the "Prospectus"), if certificates for the
outstanding 10% Senior Notes due August 15, 2008 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

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
   BY HAND BEFORE 4:30 P.M.:                        BY REGISTERED OR CERTIFIED
      The Bank of New York                                    MAIL:
        Seventh Floor E                                The Bank of New York
       New York, NY 10286                                Seventh Floor E
  Attention: Carolle Montreuil                          New York, NY 10286
   Reorganization Department                       Attention: Carolle Montreuil
                                                    Reorganization Department
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                      BY HAND OR OVERNIGHT DELIVERY AFTER
                       4:30 P.M. ON THE EXPIRATION DATE:
                              The Bank of New York
                                Seventh Floor E
                               New York, NY 10286

                             FOR INFORMATION CALL:
                                 (212) 815-5920

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 815-6339

                             CONFIRM BY TELEPHONE:
                                 (212) 815-5920

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

    Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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Principal Amount of Original Notes
Tendered:(*)

$ -------------------
Certificate Nos. (if available):

If Original Notes will be delivered by
book-entry transfer to The Depository
Trust Company, provide account number.

 Total Principal Amount Represented by
  Original Notes Certificate(s):

$ -------------------

Account Number --------------
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                                PLEASE SIGN HERE

-------------------------------------------

  Principal Amount at Maturity of Old Notes Tendered:(*) _____________________
  ____________________________________________________________________________
  Certificate Nos. (if available):

  ____________________________________________________________________________

  If Old Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.
-------------------------------------------
-------------------------------------------

                                Please Sign Here

  X __________________________________________________________________________

  X __________________________________________________________________________

  Signature(s) of Owner(s) or Authorized Signatory
  ----------------------------------------------

  Date _______________________________________________________________________

  Area Code and Telephone Number:

  ____________________________________________________________________________

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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  Total Principal Amount at Maturity
      Represented by Old Notes Certificate(s):

  $___________________________________________________________________________

  Account Number _____________________________________________________________
  Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
                        Please Print Name(s) and Address(es)

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
  Capacity: __________________________________________________________________

  Address(es): _______________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________

X  ______________________________________  _____________________________________

X  ______________________________________  _____________________________________

     Signature(s) of Owner(s)                                   Date
     or Authorized Signatory
     Area Code and Telephone Number: ___________________________________________

Please Print Name(s) and Address(es)

Name(s):        ________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity:    ___________________________________________________________________

Addresses:    __________________________________________________________________

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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GUARANTEE
(Not to be Used for Signature Guarantees)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
-------------------------------------------        -------------------------------------------
                Name of Firm                                   Authorized Signature

-------------------------------------------        -------------------------------------------
                  Address                                             Title

-------------------------------------------        -------------------------------------------
                  Zip Code                                Name    (Please Type of Print)

-------------------------------------------        -------------------------------------------
           Area Code and Tel. No.                                     Dated
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NOTE:  DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE
       SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.